Exhibit 99.1

News Release

M.D.C. HOLDINGS ANNOUNCES 2018 SECOND QUARTER RESULTS

Low new and existing home inventories, healthy consumer demand, and the success of our more affordable product offering combined to drive a favorable pricing environment, resulting in the continued expansion of our gross margin during the second quarter of 2018.

DENVER, COLORADO, Wednesday, August 1, 2018. M.D.C. Holdings, Inc. (NYSE: MDC) announced results for the second quarter ended June 30, 2018.

Larry A. Mizel, MDC’s Chairman and Chief Executive Officer, stated, “We are very pleased with our performance in the second quarter of 2018, as we posted year-over-year improvements in several key areas of our business and laid the foundation for future growth.  The strategic initiatives our Company has implemented over the last several quarters coupled with our strong execution in the quarter culminated in a 48% year-over-year increase in pretax income.  We continued to see healthy demand in our markets, especially at affordable price points, which allowed us to raise prices in a majority of our communities during the quarter.  We believe we are well positioned as we head into the second half of the year, given the strong fundamentals we see in our markets and our positioning within those markets.”

Mr. Mizel continued, “The second quarter also represented the seventh consecutive quarter in which we approved more lots for purchase than we did in the year ago period.  Consistent with the first quarter of 2018, almost 50% of those lot approvals are targeted to be a part of our Seasons Collection or other more-affordable product lines.  At the end of the quarter, we had more than 23,500 lots under control, representing a 38% increase over the second quarter of 2017.  Our recent land acquisition efforts give us a great runway for growth and position us to benefit from the rapidly improving market for affordable homes.”

Mr. Mizel concluded, “We are very optimistic about the future of our Company given our operational performance this quarter, our recent land acquisition activity and our strong balance sheet. The strategic initiatives we implemented over the last several quarters put us on a path to better consistency in our operating results. The effectiveness of these initiatives was evident in the second quarter of 2018, and we are excited for what the future holds.”

2018 Second Quarter Highlights and Comparisons to 2017 Second Quarter

●	Net income up 89% to $63.9 million, or $1.12 per diluted share, from $33.9 million or $0.60 per diluted share*
o	Effective tax rate of 16.6% vs. 34.7%
●	Pretax income up 48% to $76.6 million from $51.9 million
●	Home sale revenues up 16% to $749.6 million from $647.6 million
o	Average selling price of homes delivered up 8% to $496,000
●	Gross margin from home sales up 230 basis points to 19.1% from 16.8%
●	Selling, general and administrative expenses as a percentage of home sale revenues ("SG&A rate") even with prior year-over-year at 10.9%
●	Dollar value of net new orders up 9% to $776.2 million from $710.6 million
o	Monthly sales absorption pace of 3.68, up 8%
●	Lot purchase approvals increased by 10% to 3,678 lots in 49 communities

* Per share amount for the 2017 second quarter has been adjusted for the 8% stock dividend declared and paid in the 2017 fourth quarter

2018 Outlook – Selected Information

●	Backlog dollar value at June 30, 2018 up 16% year-over-year to $1.95 billion
o	Gross margin from home sales in backlog at 6/30/2018 roughly even with 2018 second quarter closing gross margin of 19.1%
o	Average selling price of homes in backlog at 6/30/2018 of $487,400 is lower than 2018 second quarter closing average sales price of $496,000
o	Backlog conversion ratio (home deliveries divided by beginning backlog) for the third quarter estimated to be in the 40% to 41% range
●	Active subdivision count at 6/30/2018 of 164, up 7% year-over-year and 9% from 12/31/2017
o	Targeting a 10% year-over-year increase in active subdivision count by year end (from 151 at 12/31/2017 to at least 166 at 12/31/2018)
●	Lots controlled of 23,626 at 6/30/2018, up 38% year-over-year
●	Quarterly dividend of $0.30 ($1.20 annualized) declared in July 2018, up 30% year-over-year (after adjusting for 8% stock dividend in December 2017)
●	Estimated effective tax rate for the final six months of 2018 between 25% and 27%, excluding impact of any further discrete items

About MDC

M.D.C. Holdings, Inc. was founded in 1972. MDC's homebuilding subsidiaries, which operate under the name Richmond American Homes, have built and financed the American Dream for more than 195,000 homebuyers since 1977. MDC's commitment to customer satisfaction, quality and value is reflected in each home its subsidiaries build. MDC is one of the largest homebuilders in the United States. Its subsidiaries have homebuilding operations across the country, including the metropolitan areas of Denver, Colorado Springs, Salt Lake City, Las Vegas, Phoenix, Tucson, Riverside-San Bernardino, Los Angeles, San Diego, Orange County, San Francisco Bay Area, Sacramento, Washington D.C., Baltimore, Orlando, Jacksonville, South Florida, Seattle and Portland. The Company's subsidiaries also provide mortgage financing, insurance and title services, primarily for Richmond American homebuyers, through HomeAmerican Mortgage Corporation, American Home Insurance Agency, Inc. and American Home Title and Escrow Company, respectively. M.D.C. Holdings, Inc. is traded on the New York Stock Exchange under the symbol "MDC." For more information, visit www.mdcholdings.com.

Forward-Looking Statements

Certain statements in this release, including any statements regarding our business, financial condition, results of operation, cash flows, strategies and prospects, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of MDC to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among other things, (1) general economic conditions, including changes in consumer confidence, inflation or deflation and employment levels; (2) changes in business conditions experienced by MDC, including cancellation rates, net home orders, home gross margins, land and home values and subdivision counts; (3) changes in interest rates, mortgage lending programs and the availability of credit; (4) changes in the market value of MDC’s investments in marketable securities; (5) uncertainty in the mortgage lending industry, including repurchase requirements associated with HomeAmerican Mortgage Corporation’s sale of mortgage loans (6) the relative stability of debt and equity markets; (7) competition; (8) the availability and cost of land and other raw materials used by MDC in its homebuilding operations; (9) the availability and cost of performance bonds and insurance covering risks associated with our business; (10) shortages and the cost of labor; (11) weather related slowdowns and natural disasters; (12) slow growth initiatives; (13) building moratoria; (14) governmental regulation, including the interpretation of tax, labor and environmental laws; (15) terrorist acts and other acts of war; (16) changes in energy prices; and (17) other factors over which MDC has little or no control. Additional information about the risks and uncertainties applicable to MDC's business is contained in MDC's Form 10-Q for the quarter ended June 30, 2018, which is scheduled to be filed with the Securities and Exchange Commission today. All forward-looking statements made in this press release are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this press release will increase with the passage of time. MDC undertakes no duty to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. However, any further disclosures made on related subjects in our subsequent filings, releases or webcasts should be consulted.

Contact:	Kevin McCarty
Vice President of Finance and Corporate Controller
1-866-424-3395 / 720-977-3395
IR@mdch.com

M.D.C. HOLDINGS, INC.

Consolidated Statements of Operations and Comprehensive Income

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
	(Dollars in thousands, except per share amounts)
	(Unaudited)
Homebuilding:
Home sale revenues	$749,608	$647,620	$1,357,296	$1,211,099
Land sale revenues	-	1,351	-	1,598
Total home and land sale revenues	749,608	648,971	1,357,296	1,212,697
Home cost of sales	(606,403)	(539,077)	(1,103,035)	(1,008,019)
Land cost of sales	-	(1,202)	-	(1,413)
Inventory impairments	(200)	-	(750)	(4,850)
Total cost of sales	(606,603)	(540,279)	(1,103,785)	(1,014,282)
Gross profit	143,005	108,692	253,511	198,415
Selling, general and administrative expenses	(81,571)	(70,709)	(152,912)	(137,007)
Interest and other income	1,774	2,847	3,633	5,174
Other expense	(871)	(666)	(1,434)	(1,017)
Other-than-temporary impairment of marketable securities	-	(1)	-	(51)
Homebuilding pretax income	62,337	40,163	102,798	65,514

Financial Services:
Revenues	21,372	19,073	40,407	37,052
Expenses	(9,611)	(8,500)	(18,442)	(16,398)
Interest and other income	2,518	1,238	2,385	2,217
Other-than-temporary impairment of marketable securities	-	(80)	-	(131)
Financial services pretax income	14,279	11,731	24,350	22,740

Income before income taxes	76,616	51,894	127,148	88,254
Provision for income taxes	(12,717)	(18,023)	(24,485)	(32,134)
Net income	$63,899	$33,871	$102,663	$56,120

Other comprehensive income related to available for sale securities, net of tax	-	1,944	-	3,930
Comprehensive income	$63,899	$35,815	$102,663	$60,050

Earnings per share:
Basic	$1.13	$0.61	$1.82	$1.01
Diluted	$1.12	$0.60	$1.79	$0.99

Weighted average common shares outstanding:
Basic	56,102,684	55,635,454	55,987,525	55,542,325
Diluted	57,041,006	56,639,653	56,968,002	56,231,245

Dividends declared per share	$0.30	$0.23	$0.60	$0.46

M.D.C. HOLDINGS, INC.

Consolidated Balance Sheets

	June 30,	December 31,
	2018	2017
	(Dollars in thousands, except
	per share amounts)
	(Unaudited)
ASSETS
Homebuilding:
Cash and cash equivalents	$378,219	$472,957
Marketable securities	-	49,634
Restricted cash	7,443	8,812
Trade and other receivables	54,719	53,362
Inventories:
Housing completed or under construction	1,077,406	936,685
Land and land under development	977,694	893,051
Total inventories	2,055,100	1,829,736
Property and equipment, net	55,112	26,439
Deferred tax asset, net	37,350	41,480
Prepaid and other assets	45,450	75,666
Total homebuilding assets	2,633,393	2,558,086
Financial Services:
Cash and cash equivalents	47,661	32,471
Marketable securities	44,328	42,004
Mortgage loans held-for-sale, net	107,185	138,114
Other assets	15,062	9,617
Total financial services assets	214,236	222,206
Total Assets	$2,847,629	$2,780,292
LIABILITIES AND EQUITY
Homebuilding:
Accounts payable	$52,513	$39,655
Accrued liabilities	168,899	166,312
Revolving credit facility	15,000	15,000
Senior notes, net	987,272	986,597
Total homebuilding liabilities	1,223,684	1,207,564
Financial Services:
Accounts payable and accrued liabilities	53,285	53,101
Mortgage repurchase facility	80,819	112,340
Total financial services liabilities	134,104	165,441
Total Liabilities	1,357,788	1,373,005
Stockholders' Equity
Preferred stock, $0.01 par value; 25,000,000 shares authorized; none issued or outstanding	-	-
Common stock, $0.01 par value; 250,000,000 shares authorized; 56,435,989 and 56,123,228 issued and outstanding at June 30, 2018 and December 31, 2017, respectively	564	561
Additional paid-in-capital	1,156,477	1,144,570
Retained earnings	332,800	258,164
Accumulated other comprehensive income	-	3,992
Total Stockholders' Equity	1,489,841	1,407,287
Total Liabilities and Stockholders' Equity	$2,847,629	$2,780,292

M.D.C. HOLDINGS, INC.

Consolidated Statement of Cash Flows

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
	(Dollars in thousands)
	(Unaudited)
Operating Activities:
Net income	$63,899	$33,871	$102,663	$56,120
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Stock-based compensation expense	4,824	1,443	6,075	2,038
Depreciation and amortization	5,316	1,376	9,952	2,704
Inventory impairments	200	-	750	4,850
Other-than-temporary impairment of marketable securities	-	81	-	182
Net gain on sale of available-for-sale marketable securities	-	(1,197)	-	(1,758)
Net gain on marketable equity securities	(1,278)	-	(125)	-
Amortization of discount / premiums on marketable debt securities, net	(184)	-	(366)	-
Deferred income tax expense	3,134	6,813	3,557	10,033
Net changes in assets and liabilities:
Trade and other receivables	944	(1,907)	(2,317)	5,419
Mortgage loans held-for-sale	5,973	2,090	30,929	43,491
Housing completed or under construction	(68,198)	(18,841)	(133,576)	(39,707)
Land and land under development	(12,905)	8,491	(84,457)	37,521
Prepaid expenses and other assets	(5,497)	(5,195)	(5,108)	(7,602)
Accounts payable and accrued liabilities	9,070	774	15,835	8,845
Net cash provided by (used in) operating activities	5,298	27,799	(56,188)	122,136

Investing Activities:
Purchases of marketable securities	(5,898)	(6,682)	(14,659)	(12,043)
Maturities of marketable securities	50,000	-	50,000	-
Sales of marketable securities	3,760	6,467	12,460	11,450
Purchases of property and equipment	(6,735)	(242)	(13,051)	(1,364)
Net cash provided by (used in) investing activities	41,127	(457)	34,750	(1,957)

Financing Activities:
Payments on mortgage repurchase facility, net	(9,307)	(1,415)	(31,521)	(45,358)
Dividend payments	(16,928)	(12,912)	(33,793)	(25,809)
Proceeds from exercise of stock options	5,553	5,697.00	5,835	7,304.00
Net cash used in financing activities	(20,682)	(8,630)	(59,479)	(63,863)

Net increase (decrease) in cash, cash equivalents and restricted cash	25,743	18,712	(80,917)	56,316
Cash, cash equivalents and restricted cash:
Beginning of period	407,580	324,291	514,240	286,687
End of period	$433,323	$343,003	$433,323	$343,003

Reconciliation of cash, cash equivalents and restricted cash:
Homebuilding:
Cash and cash equivalents	$378,219	$314,814	$378,219	$314,814
Restricted cash	7,443	5,027	7,443	5,027
Financial Services:
Cash and cash equivalents	47,661	23,162	47,661	23,162
Total cash, cash equivalents and restricted cash	$433,323	$343,003	$433,323	$343,003

New Home Deliveries

	Three Months Ended June 30,
	2018			2017			% Change
	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price
	(Dollars in thousands)
West	769	$391,806	$509.5	728	$323,758	$444.7	6%	21%	15%
Mountain	522	268,541	514.4	462	223,005	482.7	13%	20%	7%
East	221	89,261	403.9	222	100,857	454.3	(0)%	(11)%	(11)%
Total	1,512	$749,608	$495.8	1,412	$647,620	$458.7	7%	16%	8%

	Six Months Ended June 30,
	2018			2017			% Change
	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price	Homes	Home Sale Revenues	Average Price
	(Dollars in thousands)
West	1,450	$711,315	$490.6	1,433	$632,838	$441.6	1%	12%	11%
Mountain	938	477,173	508.7	831	395,896	476.4	13%	21%	7%
East	398	168,808	424.1	404	182,365	451.4	(1)%	(7)%	(6)%
Total	2,786	$1,357,296	$487.2	2,668	$1,211,099	$453.9	4%	12%	7%

Net New Orders

	Three Months Ended June 30,
	2018				2017				% Change
	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate
	(Dollars in thousands)
West	1,020	$458,082	$449.1	4.55	858	$379,540	$442.4	3.90	19%	21%	2%	17%
Mountain	508	250,454	493.0	2.97	525	244,518	465.7	3.54	(3)%	2%	6%	(16)%
East	193	67,627	350.4	2.65	215	86,549	402.6	2.14	(10)%	(22)%	(13)%	24%
Total	1,721	$776,163	$451.0	3.68	1,598	$710,607	$444.7	3.41	8%	9%	1%	8%

	Six Months Ended June 30,
	2018				2017				% Change
	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate
	(Dollars in thousands)
West	2,053	$937,759	$456.8	4.66	1,751	$779,006	$444.9	3.88	17%	20%	3%	20%
Mountain	1,175	590,045	502.2	3.45	1,082	508,778	470.2	3.69	9%	16%	7%	(7)%
East	397	147,943	372.7	2.82	461	195,535	424.2	2.25	(14)%	(24)%	(12)%	25%
Total	3,625	$1,675,747	$462.3	3.93	3,294	$1,483,319	$450.3	3.47	10%	13%	3%	13%

Active Subdivisions

				Average Active Subdivisions			Average Active Subdivisions
	Active Subdivisions			Three Months Ended			Six Months Ended
	June 30,		%	June 30,		%	June 30,		%
	2018	2017	Change	2018	2017	Change	2018	2017	Change
West	78	70	11%	75	74	1%	73	75	(3)%
Mountain	61	50	22%	57	50	14%	57	49	16%
East	25	33	(24)%	24	34	(29)%	24	34	(29)%
Total	164	153	7%	156	158	(1)%	154	158	(3)%

Backlog

	June 30,
	2018			2017			% Change
	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price
	(Dollars in thousands)
West	2,054	$1,011,780	$492.6	1,665	$802,313	$481.9	23%	26%	2%
Mountain	1,490	766,539	514.5	1,319	634,181	480.8	13%	21%	7%
East	454	170,364	375.3	526	241,341	458.8	(14)%	(29)%	(18)%
Total	3,998	$1,948,683	$487.4	3,510	$1,677,835	$478.0	14%	16%	2%

Homes Completed or Under Construction (WIP lots)

	June 30,		%
	2018	2017	Change
Unsold:
Completed	86	77	12%
Under construction	268	153	75%
Total unsold started homes	354	230	54%
Sold homes under construction or completed	2,980	2,547	17%
Model homes under construction or completed	373	316	18%
Total homes completed or under construction	3,707	3,093	20%

Lots Owned and Optioned (including homes completed or under construction)

	June 30, 2018			June 30, 2017
	Lots Owned	Lots Optioned	Total	Lots Owned	Lots Optioned	Total	Total % Change
West	7,906	2,916	10,822	5,665	2,011	7,676	41%
Mountain	5,329	4,041	9,370	4,986	2,057	7,043	33%
East	1,509	1,925	3,434	1,353	1,022	2,375	45%
Total	14,744	8,882	23,626	12,004	5,090	17,094	38%

Selling, General and Administrative Expenses

	Three Months Ended June 30,			Six Months Ended June 30,
	2018	2017	Change	2018	2017	Change
	(Dollars in thousands)
General and administrative expenses	$40,372	$32,292	$8,080	$76,125	$64,661	$11,464
General and administrative expenses as a percentage of home sale revenues	5.4%	5.0%	40 bps	5.6%	5.3%	30 bps

Marketing expenses	$17,215	$16,976	$239	$32,786	$32,100	$686
Marketing expenses as a percentage of home sale revenues	2.3%	2.6%	(30) bps	2.4%	2.7%	(30) bps

Commissions expenses	$23,984	$21,441	$2,543	$44,001	$40,246	$3,755
Commissions expenses as a percentage of home sale revenues	3.2%	3.3%	(10) bps	3.2%	3.3%	(10) bps

Total selling, general and administrative expenses	$81,571	$70,709	$10,862	$152,912	$137,007	$15,905
Total selling, general and administrative expenses as a percentage of home sale revenues	10.9%	10.9%	0 bps	11.3%	11.3%	0 bps

Capitalized Interest

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2018	2017	2018	2017
	(Dollars in thousands)
Homebuilding interest incurred	$15,639	$13,194	$31,264	$26,382
Less: Interest capitalized	(15,639)	(13,194)	(31,264)	(26,382)
Homebuilding interest expensed	$-	$-	$-	$-

Interest capitalized, beginning of period	$58,738	$66,076	$57,541	$68,085
Plus: Interest capitalized during period	15,639	13,194	31,264	26,382
Less: Previously capitalized interest included in home and land cost of sales	(16,150)	(17,179)	(30,578)	(32,376)
Interest capitalized, end of period	$58,227	$62,091	$58,227	$62,091